SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): October 29, 2003

                           Inamco International Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 000-49824                       72-1359595
            (Commission File Number)(IRS Employer Identification No.)

                  801 Montrose Ave., South Plainfield, NJ 07080
               (Address of Principal Executive Offices)(Zip Code)

                                 (908) 754-4880
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On October 29, 2003 (the "Effective Date"), pursuant to an Agreement and Plan of Acquisition we acquired all of the outstanding shares of Medicos Laboratories, Inc. a Delaware corporation for the issuance of 1,975,000 shares to Varges
George the sole shareholder of Medicos Laboratories, Inc. In addition, on October 29, 2003, pursuant to an Agreement and Plan of Acquisition we acquired all of the outstanding shares of Advanced Diagnostics, Inc. a Delaware corporation for the issuance of 3,000,000 shares to Varges George, the sole shareholder of Advanced Diagnostics, Inc. Mr. George is also the principal shareholder and President of Inamco International, Inc. Pursuant to these Agreements, Medicos Laboratories, Inc. and Advanced Diagnostics, Inc. became our wholly owned subsidiaries.

The Acquisitions were approved by the unanimous consent of the Board of Directors of Inamco International, Inc., Medicos Laboratories, Inc. and Advanced Diagnostics, Inc. on October 29, 2003.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) on November 7, 2003 after these transactions, by (i) each person known by the Company to be a beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.


                                                           SHARES OF
                             NAME OF BENEFICIAL             COMMON
 TITLE OF CLASS                    OWNER                     STOCK                 PERCENT OF CLASS
5% STOCKHOLDER
Common                          Varges George            4,988,948 (1)(2)               99.88%

DIRECTORS AND NAMED
EXECUTIVE OFFICERS
Common                          Varges George            4,988,948 (1)(2)               99.88%

DIRECTORS AND OFFICERS
AS A GROUP
Common                          Varges George            4,988,948 (1)(2)               99.88%


(1) Based on a total of 4,994,633 shares outstanding on November 7, 2003 after the issuance of the shares in the two acquisitions set forth herein.

(2) This amount includes the cancellation of 7,977 shares of Inamco owned by Advanced Diagnostics, Inc. pursuant to its Acquisition Agreement.

The  following is a  biographical  summary of the  directors and officers of the
Company:

Mr.  Varges George has been the sole  shareholder  and president of both Medicos
Laboratories, Inc., and Advanced Diagnostics Inc., since the companies' inceptions. He is also the president, CFO, Chairman of the Board, and principal shareholder of Inamco International Corp. In such capacities his responsibilities include the management of the day-to-day operations of all of the companies. In addition, he is a liaison with all customers and ensures that the employees comply with the rules and regulations of the pharmaceutical industry. He holds a Master of Business Administration degree from the Siddharth Institute of Industry and Administration of Bombay, India. Mr. George, an accountant by training, has comprehensive knowledge of import-export markets and of financial operations which has enabled him to work in fast-paced, highly diversified environments, orchestrating international transactions involving millions of dollars with such multi-national conglomerates as IBM, Xerox, Amoco Oil and Minnesota Mining and Manufacturing. Mr. George was formerly Finance and Administration Manager for Al Orooba Technical Trading Co. of the United Arab Emirates, Financial Manager for Sayco Establishment of the United Arab Emirates, Chief Accountant for Step International Marketing Co. of Bombay, India, and an Accountant for St. George Automobiles of Thankappan and Madhu, both of Kerala, India.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to two separate acquisition agreements, we acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Medicos
Laboratories, Inc. and Advanced Diagnostics, Inc. for a total issuance of 4,975,000 shares of our common stock of the Company. Pursuant to the Agreements, Medicos Laboratories, Inc. and Advanced Diagnostics, Inc. became our wholly owned subsidiaries.

We were incorporated in Delaware on January 17, 1993 originally as Omni Assets, Inc. At the time of our inception, we were established to operate as a financial consulting firm, whose clients were to be other companies in need of assistance in raising capital, and/or required advice on mergers and acquisitions, or the hiring of management. Since our inception we have never been an operating concern and/or generated any revenues.

Based on the Agreements, we have begun to pursue our new business plan to engage in the business of the sale and distribution of generic pharmaceuticals and in-vitro diagnostic test kits. The purchase of the two wholly owned subsidiaries will also allow us to market the companies two major product lines. Medicos Laboratories, Inc., will manufacture and market generic drugs (both over-the-counter and prescription), and Advanced Diagnostics, Inc., will manufacture and market in-vitro diagnostic test kits and tissue cultures.

Through the Medicos Laboratories, Inc., subsidiary, the products presently being manufactured include: Acetaminophen tablets, Milk of Magnesia chewable tablets, Guaifenesin/Dextromethorphan 1200/60 SR tablets, and
Guaifenesin/Dextromethorphan 1000/60 SR tablets.

Through the Advanced Diagnostics, Inc., subsidiary, the products presently being
manufactured   include  diagnostic  test  kits  for  Pregnancy  Tests,   Allergy

Indicators, Strep A Testing, Ovulation and Fertility testing, Tumor Markers, and Infectious Diseases tests. The manufacture and distribution of these diagnostic products range for the fields of Immunology, Clinical Chemistry, Drugs of Abuse, Elisa Tests, and Rapid One Step Tests. Prominent clients of Advanced Diagnostics have included the International Red Cross, the World Health Organization and the Center for Disease Control in Atlanta.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired

Financial statements of the Company will be filed by an amendment to this Report within 60 days after this Report must be filed.

(b) Pro forma financial information

Pro forma financial information will be furnished with the aforementioned amendment.

(c) Exhibits

Number   Exhibit
------   -------

10.1 Agreement and Plan of Acquisition dated as of October 29, 2003 by and among Inamco International, Inc. and Medicos Laboratories, Inc.

10.2 Agreement and Plan of Acquisition dated as of October 29, 2003 by and among Inamco International, Inc. and Advanced Diagnostics, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INAMCO INTERNATIONAL, INC.


                                            By:/s/Varges George
                                               ---------------------------------
                                               Varges George
                                               President

November 7, 2003